                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [x] Preliminary Proxy Statement
                [ ]Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
       [ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          STRONG EQUITY FUNDS II, INC.
                               (the "Corporation")


       -------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

       -------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [x] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

               -----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          5)   Total fee paid:

               -----------------------------------------------------------------

     * Set forth the amount on which the filing fee is calculated and state how it was determined.

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:----------------------------------------------
     2)   Form, Schedule or Registration Statement No.: -----------------------
     3)   Filing Party:--------------------------------------------------------
     4)   Date Filed:----------------------------------------------------------

                          STRONG MULTI CAP VALUE FUND
                   (formerly, the Strong Schafer Value Fund)

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

[August 23, 2001]

Dear Shareholder:

   I am writing to inform you of the upcoming Special Meeting of shareholders of the Strong Multi Cap Value Fund ("Fund") to be held at [100 Heritage Reserve, Menomonee Falls, WI 53051 on Thursday, October 18, 2001] at [8:00 a.m.], Central Time. The enclosed Notice of Special Meeting and Proxy Statement describes a number of important proposals affecting the Fund. The Proxy Statement describes all of the proposed changes to the Fund on which shareholders will vote. Please review and consider each of the proposals carefully.

   The Fund's Board of Directors has reviewed and [unanimously] approved these proposals and believes them to be in the best interest of the Fund's shareholders. Accordingly, the Board [unanimously] recommends that you vote in favor of each proposal. Whether or not you plan to attend the Special Meeting, please sign and return the enclosed proxy card in the prepaid postage envelope provided or vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

   Please call our proxy solicitor, D.F. King & Co., at 1-800-290-6426, if you have any questions. Your vote is important to us, no matter how many shares you own.

   Thank you for your support.

                            Sincerely,

                            Richard S. Strong
                            Chairman

                             QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT

Q. On what am I being asked to vote at the upcoming special shareholder meeting on [October 18, 2001]?

A. You are being asked to approve (1) a revised advisory agreement between the Fund and Strong Capital Management, Inc. ("Strong"), (2) a revised administration agreement between the Fund and Strong, and (3) the adoption of standardized fundamental investment policies for the Fund.

Q. Has the Board of Directors approved these proposals?

A. The Fund's Board of Directors has [unanimously] approved each proposal and recommends that you vote in favor of it.

Q. What is changing in the advisory agreement?

A. The main change relates to fee structures. If approved by shareholders, the revised advisory agreement will introduce breakpoints (asset levels) at which management fees will go down as a percentage of the Fund's net assets.

Q. How will Fund expenses be affected by the revised advisory agreement?

A. At current asset levels, the revised advisory agreement will have no impact on Fund expenses.

Q. What is changing in the administration agreement?

A. Strong has proposed changes to the administration agreement for all of the Strong Family of Funds to better reflect the cost of providing administration services. If shareholders approve the revised administration agreement, the administration fee charged to the Fund will increase.

Q. Why are the Fund's investment policies being revised?

A. The Fund's fundamental and non-fundamental policies are being revised to conform to standardized policies used for all of the Strong Family of Funds' equity funds. Strong believes that increased standardization will help to promote operational efficiencies, facilitate monitoring of compliance with fundamental and non-fundamental investment policies, and enhance the management of the Fund's investments in light of future regulatory, business, or investment conditions.

Q. How will the revisions to the Fund's investment policies affect the Fund?

A. We do not anticipate that any of the changes to the Fund's investment policies will significantly affect the way the Fund is currently managed.

Q. I am a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again.

Q. Who gets to vote?

A. Any person who owned shares of the Fund on the "record date," which was the close of business on [Friday, August 10, 2001]-even if you later sold your shares. You may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the record date.

Q. How can I vote?

A. You can vote your shares in any one of four ways:

      .  Through the Internet.

      .  By toll-free telephone.

      .  By mail, using the enclosed proxy card.

      .  In person at the meeting.

   We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. These voting methods will save a good deal of money. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. I plan to vote through the Internet. How does Internet voting work?

A. To vote through the Internet, please read the enclosed Voting Instructions.

Q. I plan to vote by telephone. How does telephone voting work?

A. To vote by telephone, please read the enclosed Voting Instructions.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q. Who should I call if I have any questions about voting?

A. You can call our proxy solicitor, D.F. King & Co., at 1-800-290-6426.

                          STRONG MULTI CAP VALUE FUND
                   (formerly, the Strong Schafer Value Fund)

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON [OCTOBER 18, 2001]

   A Special Meeting of shareholders of the Strong Multi Cap Value Fund ("Fund"), a series of Strong Equity Funds II, Inc. ("Corporation"), successor to Strong Multi Cap Value Fund, Inc. (formerly known as Strong Schafer Value Fund, Inc.), will be held [at the offices of Strong Capital Management, Inc., ("Strong") 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051], on [October 18, 2001] at [8:00 a.m.], Central Time ("Special Meeting"). At the Special Meeting, shareholders will be asked to consider and act upon the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

   PROPOSAL 1: To approve a revised advisory agreement between Strong Capital Management, Inc. and the Corporation on behalf of the Fund.

   PROPOSAL 2: To approve a revised administration agreement between Strong Capital Management, Inc. and the Corporation on behalf of the Fund.

   PROPOSAL 3: To approve the adoption of standardized fundamental investment policies for the Fund.

   Only shareholders of the Fund at the close of business on [Friday, August 10, 2001] are entitled to notice of, and to vote at, the Special Meeting or at any adjournment thereof.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE PROMPTLY RETURN YOUR PROXY CARD
               OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
             IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

-----------------------------------------------------------

   As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, dating, signing, and promptly returning the enclosed proxy card using the enclosed prepaid postage envelope, (2) calling our toll-free telephone number, or (3) visiting our web site. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions.

-----------------------------------------------------------

                            By Order of the Board of Directors,

                            Elizabeth N. Cohernour
                            Vice President and Secretary

Menomonee Falls, Wisconsin
[August 23, 2001]

                          STRONG MULTI CAP VALUE FUND
                   (formerly, the Strong Schafer Value Fund)
                                   ("Fund")

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

                               -----------------

                                PROXY STATEMENT

                               -----------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                              [OCTOBER 18, 2001]

   This Proxy Statement is furnished by the Board of Directors of Strong Equity Funds II, Inc. ("Corporation") in connection with the solicitation of proxies for use at the Special Meeting of shareholders of the Fund to be held on [Thursday, October 18, 2001], at [8:00 a.m.], Central Time, or at any adjournment thereof ("Special Meeting"), at [the offices of Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.] It is expected that the Notice of Special Meeting, this Proxy Statement, and a Proxy Card will be mailed to shareholders on or about [August 23, 2001].

Summary

   At the Special Meeting, shareholders will be asked to vote on a proposal to approve a revised advisory agreement with Strong Capital Management, Inc. ("Strong") ("Proposal #1"), a proposal to approve a revised administration agreement with Strong ("Proposal #2"), and a proposal to adopt standardized fundamental investment policies for the Fund ("Proposal #3," and collectively the "Proposals").

   Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed prepaid postage envelope, you may vote by calling our toll-free telephone number, or you may vote by visiting our web site in accordance with the enclosed Voting Instructions. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the Proposals, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Special Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and at any adjournments of the

Special Meeting. Attendance by a shareholder at the Special Meeting does not in itself revoke a proxy.

Record Date and Shares Outstanding

   The close of business on [August 10, 2001] has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On [August 10, 2001], the Fund had [insert amount] shares outstanding.

Quorum Required to Hold Meeting

   A quorum for the Special Meeting occurs if a majority of the outstanding shares of common stock, of the Fund or the Corporation, entitled to vote at the Special Meeting are present in person or by proxy. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the quorum. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

Method and Cost of Proxy Solicitations

   The expenses of the Special Meeting will be borne by Strong. The solicitation of proxies will be largely by mail, but may include telephone, facsimile, telegraph, Internet, or oral communication by certain officers and employees of Strong, who will not be paid for these services, and/or by D.F. King & Co., a professional proxy solicitor retained by the Fund for an estimated fee of [$5,000], plus out-of-pocket expenses. Strong will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund.

   Upon request, the Fund will furnish to its shareholders, without charge, a copy of its most recent Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports of the Fund may be obtained by written request to the Fund at P.O. Box 2936, Milwaukee, Wisconsin 53201-2936 or by calling 1-800-368-3863.

   The Fund is registered as a series of an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL 1.  TO APPROVE A REVISED ADVISORY AGREEMENT BETWEEN STRONG CAPITAL
             MANAGEMENT, INC. AND THE CORPORATION ON BEHALF OF THE FUND

   Background: At the Special Meeting, shareholders of the Fund will be asked to vote regarding the approval of a revised advisory agreement with Strong. Strong serves as the Fund's investment advisor and, as such, manages the investment and reinvestment of the Fund's assets.

   The current and proposed advisory agreements do not differ with respect to Strong's responsibilities and duties as the Fund's investment advisor. The primary difference between the agreements relates to management fee structures.

   Under the current advisory agreement, the management fee is a fixed percentage of net assets, regardless of the size of the Fund. Under the proposed advisory agreement, the management fee is calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. Currently, the Fund has total net assets below $4 billion.

   Under the current advisory agreement, the management fee is accrued and payable monthly to Strong. However, the proposed advisory agreement provides for the management fee to be accrued and payable daily to Strong, although Strong reserves the right to receive payment of the management fee on a less frequent basis at its discretion.

   The table below shows (i) the amount of the reduction in the management fee after the addition of breakpoints and (ii) the percentage change in the fees that Strong is entitled to receive from the Fund at certain asset levels under the proposed advisory agreement compared to the current advisory agreement (based on a percent of average daily net assets):

                                              Reduction From Percentage (%)
                                              Original Fee   Change
                                              -------------- --------------
Assets:
   First $4 billion                                   0%             0%
   Over $4 billion, but less than $6 billion      0.025%         -3.33%
   $6 billion and above                            0.05%         -6.67%

General Information About Strong

   Strong is the investment advisor for the Fund. Strong is controlled by Richard S. Strong because of his stock ownership in Strong. Mr. Strong is a Director and Chairman of the Board of the Strong Family of Funds and Chairman, Chief Investment Officer, and a Director of Strong. Strong is registered as an investment adviser under the Investment Advisers Act of 1940. Strong is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

   Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of [May 31, 2001, of over $45 billion].

Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong provides investment advisory services for multiple clients who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, Strong seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While Strong's policies are designed to ensure that over time similarly situated clients receive similar treatment, to the maximum extent possible, because of the range of Strong's clients, Strong may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account.

Details About the Current Advisory Agreement

   Strong has served as the Fund's investment advisor since May 14, 2001. The current agreement was approved by the Fund's shareholders on May 14, 2001.

   The Fund's prior Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), most recently approved the Fund's current advisory agreement on February 13, 2001. The current advisory agreement will continue in effect until May 13, 2003 unless and until terminated by either party as provided in the agreement (the agreement may be terminated by the Board, or, with respect to the Fund, by a vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice). The agreement will continue in force from year to year after May 13, 2003, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. Under the 1940 Act, the continuance of advisory agreements must be approved annually by a majority of the Board members, including a majority of directors who are not "interested persons." The current advisory agreement will continue only if the proposed advisory agreement (described below) is not approved by shareholders.

Details and Duration of the Proposed Advisory Agreement

   Under the proposed advisory agreement, the Fund will pay Strong a fee based on the value of the Fund's net assets, which decreases as the Fund reaches certain asset levels. If approved by shareholders, the proposed advisory agreement will commence on [October 19, 2001] and continue in effect until [October 18, 2003], unless and until terminated by either party as provided in the agreement. The agreement may be terminated by the Board, or, with respect to the Fund, by a vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The agreement will continue in force from year to year after [October 18, 2003], but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

Comparison of the Current and Proposed Advisory Agreements

   Investment Advisory Responsibilities. The proposed and current advisory agreements are the same with respect to Strong's responsibilities and duties as the Fund's investment advisor. Under both agreements, Strong is responsible for managing the investment and reinvestment of the Fund's assets.

   Investment Management Fees. The primary difference between the agreements relates to fee structures as stated above. Under the proposed advisory agreement, the management fee is calculated using breakpoints for the Fund, which provides for lower fees as Fund net assets reach specified asset levels (see table earlier in this section concerning breakpoints under the proposed management fee schedule).

   Also, as mentioned above, Strong is paid the management fee on a monthly basis under the current advisory agreement. However, under the proposed advisory agreement, the management fee would be payable to Strong on a daily basis, although Strong reserves the right to receive payment of the management fee on a less frequent basis at its discretion.

   Comparative Fee and Cost Information. Shareholders of the Fund approved the "unbundling" of the current advisory agreement at a meeting held on May 14, 2001. Prior to the unbundling, the total annual advisory fee was 1.00%. However, upon unbundling the advisory agreement, the annual management fee was lowered to 0.75% and a separate administration agreement was entered into with Strong with an annual fee of 0.25%. Therefore, in total, the lower management fee and new administration fee equaled the previous combined advisory fee. Taking into account the effect of the unbundling of the previous advisory agreement, the Fund's fees for fiscal year 2000 would not have changed had the proposed advisory agreement been in effect during the same period (pro forma).

Limitations of Liability

   The proposed advisory agreement has the same provisions regarding the circumstances under which Strong may be liable to the Fund as the Fund's current investment advisor. Under both agreements (current and proposed), Strong is not liable to the Corporation, Fund, or shareholder for acts or omissions in connection with its services rendered under the agreement, or any loss arising out of the purchase, holding, or sale of any security, except for liability resulting from Strong's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the agreement, and except to the extent specified in Section 36(b) of the 1940 Act regarding a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services.

Board Approval and Considerations

   At a meeting of the Board of Directors of the Fund held on [July 27, 2001], the Directors voted to recommend that shareholders of the Fund approve the proposed investment advisory agreement. After due consideration, the Board of Directors, including all directors who are not "interested persons" (as defined in the 1940 Act), [unanimously] approved the proposed investment advisory agreement, subject to shareholder approval. At the meeting, the Board concluded that the terms of the proposed agreement are fair and reasonable, and in the best interest of shareholders. In recommending that shareholders approve the proposed advisory agreement, the Board considered all factors that it deemed relevant, including:

     (i) The management fees and other expenses that would be paid by the Fund under the proposed advisory agreement as compared to those of similar funds managed by other investment advisors;

     (ii)The impact of the proposed changes in management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio;

    (iii)The fact that no increase is proposed to the management fee in the Fund's existing investment advisory agreement as approved by shareholders on May 14, 2001 in keeping with representations made by Strong to the Board of Directors of the Fund's predecessor, Strong Schafer Value Fund, Inc., and in compliance with Section 15(f) of the 1940 Act.

     (iv)The historical investment performance of the Fund, as well as performance information regarding other funds within the current marketplace not advised or managed by Strong, but having similar investment focus and asset types;

     (v) Its favorable experience, since Strong became the Fund's investment advisor on May 14, 2001, with the nature and quality of investment advisory services provided by Strong to the Fund;

     (vi)Current and projected profitability, including the financial viability of Strong, and related other benefits to Strong in providing investment advisory services to the Fund, both under the current and proposed management fee schedules; and

    (vii)Possible economies of scale in managing the Fund, including in this regard the proposed management fee breakpoints for the Fund.

A copy of the form of proposed advisory agreement is found in Annex A.

Required Vote

   Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

   The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed advisory agreement. Shareholders may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this Proposal. If you return your proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed advisory agreement.

THE BOARD OF DIRECTORS [UNANIMOUSLY] RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                          THE APPROVAL OF THE REVISED
                              ADVISORY AGREEMENT.

PROPOSAL 2.  TO APPROVE A REVISED ADMINISTRATION AGREEMENT BETWEEN STRONG
             CAPITAL MANAGEMENT, INC. AND THE CORPORATION ON BEHALF OF THE FUND

Background

   At the Special Meeting, shareholders of the Fund will be asked to vote regarding the approval of a revised administration agreement with Strong. Strong serves as the Fund's administrator and, as such, is responsible for providing administrative services to the Fund.

Details About the Current Administration Agreement

   Strong has served as the Fund's administrator since May 14, 2001. The Fund's prior Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), most recently approved the Fund's current administration agreement on February 13, 2001. The current administration agreement will continue in effect until terminated by either party as provided in the agreement (the agreement may be terminated by either party upon ninety (90) days' written notice to the other party).

Details About the Proposed Administration Agreement

   If approved by shareholders, the proposed administration agreement will commence on [October 19, 2001] and continue in effect until terminated by either party as provided in the agreement (the agreement may be terminated by either party upon ninety (90) days' written notice to the other party). If the proposed administration agreement is not approved and ratified by the Fund's shareholders, the current administration agreement will continue in effect until terminated in a manner provided for in the agreement.

Comparison of the Current and Proposed Administration Agreements

   Administrative Responsibilities. The current and proposed administration agreements do not differ significantly with respect to Strong's responsibilities and duties as the Fund's administrator. The primary difference between the agreements relates to the fact that previously, Strong provided certain services at no additional cost to the Fund. Strong is no longer able to provide these services at no cost to the Fund.

   Comparative Fee and Cost Information. Under both the current and proposed agreements, the administration fee is a fixed percentage of net assets of the Fund. However, the administration fee under the proposed agreement is higher compared to the current agreement in order to align the Fund with the other funds in the Strong Family of Funds that have adopted a similar administration agreement. Therefore, the approval of the proposed administration agreement would result in an increase in administration fees and would result in an increase in total Fund expenses.

   The table below shows the fees (based on a percent of average daily net assets) that Investor Class shares of the Fund are required to pay currently and what the new administration fee would be if shareholders approve the proposed administration agreement:

                                      Current            New
Fund/Class                            Administration Fee Administration Fee
----------                            ------------------ ------------------
Strong Multi Cap Value Fund--Investor 0.25%              0.30%

   The operating expense table below is intended to help you compare the Fund's fees for the fiscal year 2000 with those that would have been paid had the proposed advisory and administration agreements been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average net assets. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period, restated to reflect the unbundling of the administration fee from the previous advisory agreement by shareholder vote at a meeting held on May 14, 2001. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

   Following the operating expense table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund over the time periods indicated below with the cost had the proposed advisory and administration agreements been in effect during the same periods (pro forma). The example assumes you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

Strong Multi Cap Value Fund--Investor Class

   Pro forma figures in the following table assume that both the new advisory and administration agreements are approved by shareholders. The figures presented below have been restated to reflect the unbundling of the administration fee from the previous advisory agreement by shareholder vote at a meeting held on May 14, 2001.

FYE: 9/30/00

                         Annual Fund Operating Expenses
                         ------------------------------
                         Current        Pro Forma
                         -------        ---------
Management Fees......... 0.75%          0.75%
Other Expenses.......... 0.74%          0.79%
Total Operating Expenses 1.49%          1.54%

   For the fiscal year ended 9/30/00, after taking into account the unbundling of the previous advisory agreement, the Strong Multi Cap Value Fund would have paid $3,645,175 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $3,645,175, a change of 0%. Because the Strong Multi Cap Value Fund-Investor Class did not have a separate administration agreement for the fiscal year ended 9/30/00, a separate administration fee was not paid. However, after taking into account the unbundling of the previous advisory agreement, the Fund would have paid $1,215,058 for the previous fiscal year and on a pro forma basis under the proposed administration agreement, would have paid $1,458,070, a change of 0.05% in the expense ratio.

Example:

         Current Pro Forma
         ------- ---------
1 Year   $  152  $  157
3 Years  $  471  $  486
5 Years  $  813  $  839
10 Years $1,779  $1,834

Limitations of Liability

   The proposed administration agreement has the same provisions regarding the circumstances under which Strong may be liable to the Fund as the Fund's current administration agreement. Under both agreements (current and proposed), Strong is not liable to the Corporation, Fund, or shareholder for acts or omissions in connection with its services rendered under the agreement, except for liability resulting from Strong's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the agreement.

Board Approval and Considerations

   At a meeting of the Board of Directors of the Fund held on [July 27, 2001], the Directors voted to recommend that shareholders of the Fund approve the proposed administration agreement. After due consideration, the Board of Directors, including all directors who are not "interested persons" (as defined in the 1940 Act), [unanimously] approved the proposed administration agreement, subject to shareholder approval. At the meeting, the Board concluded that the terms of the proposed agreement are fair and reasonable, and in the best interest of shareholders. In recommending that shareholders approve the proposed administration agreement, the Board considered all factors that it deemed relevant, including:

     (i) The administration fees and other expenses that would be paid by the Fund under the proposed administration agreement as compared to those of similar funds;

     (ii)The impact of the proposed changes in administration fee rates and changes in other expenses of the Fund on the Fund's total expense ratio;

    (iii)Its favorable experience, since Strong became the Fund's administrator on May 14, 2001, with the nature and quality of administration services provided by Strong to the Fund;

     (iv)Current and projected profitability, including the financial viability of Strong, and related other benefits to Strong in providing administration services to the Fund, both under the current and proposed administration fee schedules; and

     (v) That the proposal is separate and distinct from the recent change in investment advisors and would not impose an "unfair burden" on the Fund as such term is used under Section 15(f) of the 1940 Act.

   A copy of the form of proposed administration agreement is found in Annex B.

Required Vote

   Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

   The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed administration agreement. Shareholders may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this Proposal. If you return your proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed administration agreement.

THE BOARD OF DIRECTORS [UNANIMOUSLY] RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
             THE APPROVAL OF THE REVISED ADMINISTRATION AGREEMENT.

PROPOSAL 3:  TO APPROVE THE ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT
             POLICIES FOR THE FUND.

   The 1940 Act requires an investment company to have certain specified investment policies, which can be changed only by shareholder vote. Those policies are often referred to as "fundamental" investment policies. Because of the opportunity afforded by this Special Meeting, there has been a review of the Fund's fundamental policies with the goal of simplifying, modernizing, and making consistent, as far as possible, the fundamental policies of the Fund with those of the other funds in the Strong Family of Funds.

   This Proposal seeks to amend the Fund's current fundamental policies in the interest of clarity and uniformity, resulting in standardized fundamental investment policies, but, in many cases, with no material changes to the policies themselves. Strong believes that increased standardization will help to promote operational efficiencies, facilitate monitoring of compliance with fundamental and non-fundamental investment limitations, and to enhance the management of the Fund's investments in light of future regulatory, business, or investment conditions. In addition, standardization will reduce the future costs associated with holding a separate shareholder meeting to change fundamental investment policies to conform to those investment policies used by other funds in the Strong Family of Funds. Accordingly, the Fund's Board of Directors has approved the proposed policies and [unanimously] recommends the approval of the new standardized fundamental investment policies for the Fund.

   It is NOT anticipated that any of the sub-proposals (as discussed below) will substantially affect the way the Fund is currently managed. Set forth below, as a sub-section of this Proposal, is a detailed description of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the Proxy Card enclosed with this Proxy Statement. Although the addition, revision, or elimination of a particular fundamental policy is not likely to have a significant impact on the current investment techniques employed by the Fund, it will contribute to the overall objective of standardization. Where adoption of a new or revised limitation or the elimination of a limitation is likely to have an impact on the investment techniques employed by the Fund, the potential impact is noted.

   If the new fundamental investment policies are not approved by shareholders, the Fund will continue to operate under its existing fundamental policies. In that event, the Board will consider whether to again seek shareholder approval at a later date.

   A listing of the proposed standard fundamental investment policies to be adopted by the Fund is set forth in Annex C. A listing of the current fundamental investment policies of the Fund is set forth in Annex D.

   Finally, the Board of Directors has also approved the adoption by the Fund of standard non-fundamental policies to conform to those policies used by other funds in the Strong Family of Funds. The revision to the Fund's non-fundamental policies does not require approval of the shareholders. The new and current non-fundamental investment policies are also listed in Annex C and Annex D, respectively. Once again, it is important to note that the change in the Fund's non-fundamental policies is not likely to have a significant impact on the current investment techniques employed by the Fund.

Proposal 3A: To revise fundamental policies concerning: (a) the purchase of securities on margin; (b) participating in a joint-trading account; (c) short sales; (d) acting as an underwriter or distributor of securities; (e) lending money; and (f) the purchase or sale of commodities, futures, or real estate.

   The Fund currently has a combined fundamental policy covering: (a) the purchase of securities on margin; (b) participating in a joint-trading account;
(c) short sales; (d) acting as an underwriter or distributor of securities; (e) lending money; and (f) the purchase or sale of commodities, futures, or real estate. Under this sub-proposal, the policies on the purchase of securities on margin, participating in a joint-trading account, and short sales will be eliminated, and the remaining policies will be revised and replaced with separate policies.

   The Fund's current fundamental investment policies prevent the Fund from purchasing securities on margin and selling securities short. These policies were adopted in response to certain state regulations and are no longer applicable after the National Securities Market Improvement Act of 1996, which preempted state law. Such restrictions are not required under the 1940 Act. Strong recognizes short sales may not be appropriate for the Fund, and if this Proposal is approved, will determine the appropriateness of short sales for the Fund. Appropriate disclosure of this practice will also be included in the Fund's prospectus and/or statement of additional information. Shareholders are being asked to approve the elimination of this policy.

   Under the Fund's current policies, the Fund may not lend money except through the purchase of debt securities and entering into repurchase agreements. The proposed policy would remove this restriction and allow the Fund to make loans to the extent permitted under the 1940 Act. Although there is no present intention of engaging in loans, the proposed policy provides Strong with additional flexibility. Shareholders are being asked to approve the proposed policy in the interests of flexibility and uniformity.

   The Fund's current investment policies also prevent the Fund from participating in a joint-trading account, although the bunching of the Fund's securities transactions orders with orders of other accounts managed by Strong is permitted. This policy is overly restrictive and is not required under the 1940 Act. Shareholders are being asked to approve the elimination of this policy.

   Each of the other proposed fundamental policies regarding the Fund's role as an underwriter or distributor of securities and the purchase or sale of commodities, futures, or real estate are not materially different from the current comparable policy of the Fund, except that these policies have been clarified or reworded. Shareholders are being asked to approve the revised policies.

   The current and proposed text of these fundamental investment policies are provided below.

Current Text:

  The Fund may not:

      Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

Proposed Text:

  The Fund:

    1. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

    2. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

    3. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.

    4. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

Proposal 3B: To revise the fundamental policy concerning diversification.

   The Fund is a "diversified" fund under the 1940 Act. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in a single issuer or purchase more than 10% of the voting securities of any one issuer. This restriction does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The current policy applies the 5% restriction to 100% of the Fund's assets. As a result, the Fund may not invest more than 5% of its assets in any single security, other than governmental securities. This is more restrictive than policies for most diversified funds.

   The proposed policy has been clarified and reworded to accurately reflect the requirements of the 1940 Act. Shareholders are being asked to approve the revised less restrictive policy.

   The current and proposed text of this fundamental investment policy is provided below.

Current Text:

   The Fund may not:

      Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

Proposed Text:

   The Fund:

      May not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Proposal 3C:To revise the fundamental policy concerning borrowing and the issuance of senior securities and to eliminate the fundamental policy concerning the pledging, mortgaging or hypothecating assets.

   The Fund currently has a combined policy on borrowing, the issuance of senior securities, and the pledging, mortgaging, and hypothecating of assets. Under this sub-proposal, the policy on pledging, mortgaging, or hypothecating assets will be eliminated and the policies on borrowing and issuance of senior securities will be replaced with two separate policies.

   If the proposed policy is approved, the Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes. The proposed policy regarding borrowing would provide the Fund with increased flexibility. Shareholders are being asked to approve the revised policy on borrowing.

   The current and proposed policies have similar prohibitions against the issuance of senior securities, except that the proposed policy has been clarified and reworded. Shareholders are being asked to approve the revised policy on the issuance of senior securities.

   Under the Fund's current investment policy, the Fund may not pledge, mortgage, or hypothecate assets except in aggregate amounts exceeding 10% of the Fund's total assets. This policy is not required under the 1940 Act. Shareholders are being asked to approve the elimination of the policy on pledging, mortgaging, and hypothecating assets.

   The current and proposed text of these fundamental investment policies are provided below.

Current Text:

   The Fund may not:

      Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

Proposed Text:

   The Fund:

    1. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

    2. May not issue senior securities, except as permitted under the 1940 Act.

Proposal 3D: To revise the fundamental policy concerning concentration.

   The proposed policy is not materially different from the current policy, except that the policy has been clarified and reworded to more accurately reflect the requirements of the 1940 Act. Shareholders are being asked to approve the revised policy.

   The current and proposed text of this fundamental investment policy is provided below.

Current Text:

   The Fund may not:

      Concentrate more than 25% of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

Proposed Text:

   The Fund:

      May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

Proposal 3E: To eliminate the fundamental policy concerning investing for control.

   Under the Fund's current investment policies, the Fund may not make an investment for the purpose of exercising control or management of a company.

This policy is overly restrictive and is not required under the 1940 Act. This policy was adopted in response to requirements of certain state regulations that no longer apply to the Fund with the passage of the National Securities Market Improvement Act of 1996, which preempted state law. While the Fund has no present intention of investing in any companies for the purpose of exercising control, the Board of Directors does not believe that such a policy is necessary. Shareholders are being asked to approve the elimination of this policy. The text of this fundamental investment policy is provided below.

Current Text:

   The Fund may not:

      Make investments for the purposes of exercising control or management of any company.

Proposal 3F: To adopt a fundamental policy concerning investment in other investment companies.

   The Fund currently does not have a fundamental policy regarding investments in other investment companies. However, the Fund's current non-fundamental policies prohibit investment in other investment companies unless: (a) the investment is made on the open market where no commission or profit results other than the broker's commission; or (b) the investment is part of a merger, consolidation, or reorganization approved by the shareholders of the Fund.

   The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act. Under the 1940 Act, the Fund is generally prohibited from acquiring the securities of other investment companies if, as a result of such acquisition: (a) the Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. One exception to these restrictions is a fund that invests all of its assets in a single fund. This is commonly referred to as a "master-feeder" structure.

   The proposed policy is designed to allow the Fund to participate in a "master-feeder" structure. In any case, however, the adoption of a fundamental policy regarding investment in other investment companies is primarily being done to conform the Fund's fundamental policies to other funds in the Strong Family of Funds. In the absence of participating in a "master-feeder" structure, the other restrictions imposed by the 1940 Act will still apply to the Fund. Shareholders are being asked to approve the adoption of this policy. The proposed text of this fundamental investment policy is provided below.

Proposed Text:

   The Fund:

      May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

Proposal 3G: To eliminate a fundamental policy concerning repurchase agreements and illiquid securities.

   The Fund's fundamental policies currently do not allow the Fund to enter into repurchase agreements with maturities of more than seven days or invest in securities where there is no readily available market (i.e., illiquid securities), if as a result thereof, the repurchase agreements and securities would constitute more than 10% of the value of the Fund's net assets. This policy is overly restrictive and was adopted in response to previous Securities and Exchange Commission ("SEC") requirements regarding illiquid securities. The SEC has revised its previous positions on illiquid securities and therefore, there is no need for the current fundamental policy regarding this issue. Furthermore, the Fund has adopted a new non-fundamental policy which, consistent with current SEC requirements, prevents the Fund from investing in illiquid securities, if as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities (see Annex C). Shareholders are being asked to approve the elimination of the current fundamental policy. The text of this fundamental investment policy is provided below.

Current Text:

   The Fund may not:

      Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

Required Vote

   Approval of each sub-proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

   The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the new standardized fundamental investment policies for the Fund. Shareholders may vote "FOR" or "AGAINST" the approval of each sub-proposal, or may "ABSTAIN" from voting on each sub-proposal. If you return your proxy card and give no voting instructions, your shares will be voted "FOR" the approval of each sub-proposal.

THE BOARD OF DIRECTORS [UNANIMOUSLY] RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
        THE APPROVAL OF ALL OF THE NEW FUNDAMENTAL INVESTMENT POLICIES.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters that may come before the Special Meeting, other than the Proposals as described above. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed Proxy Card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

                            ADDITIONAL INFORMATION

Investment Advisor

   Strong Capital Management, Inc. ("Strong"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 acts as the Fund's Investment Advisor. Richard S. Strong controls Strong due to his stock ownership of Strong, which he holds both individually and through family trusts. Mr. Strong is the Chairman, Chief Investment Officer, and a Director of Strong; Richard T. Weiss is a Director and Vice Chairman of Strong; David A. Braaten, Anthony J. D'Amato, Bradley C. Tank, and Thomas M. Zoeller serve in the Office of the Chief Executive and are Executive Vice Presidents; Mr. Zoeller is also Chief Financial Officer of Strong; Elizabeth N. Cohernour is an Executive Vice President of Strong and Strong's General Counsel, Secretary, and Chief Compliance Officer; Susan A. Hollister, Robert G. Uecker, Jr., and Constance R. Wick are each an Assistant Executive Vice President, Associate Counsel, and Assistant Secretary of Strong; Joseph J. Rhiel is Chief Information Officer of Strong; Dennis A. Wallestad is an Assistant Executive Vice President; and John W. Widmer is the Treasurer of Strong. The mailing address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201.

Administrator

   Strong also serves as the Fund's administrator pursuant to a separate administration agreement.

Distributor and Principal Underwriter

   Strong Investments, Inc. ("Distributor"), located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as the Fund's distributor. The Distributor is a direct subsidiary of Strong and is controlled by Strong and Mr. Strong.

Independent Public Accountants

   PricewaterhouseCoopers LLP serves as independent public accountants for the Fund. PricewaterhouseCoopers LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP is expected to be available at the Special Meeting, should questions arise.

Share Ownership

   The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) the directors and executive officers of the Fund and (ii) the directors and executive officers of the Fund as a group. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk (*).

Name, Date of Birth, Position(s) Held Principal Occupation   Number of
and Address(1)       With Fund        and Other Affiliations Shares/(2)/ Percentage
-------------------- ---------------- ---------------------- ----------  ----------

--------
/(1)/ The address of each person listed in the table above is c/o Strong Funds,
    P.O. Box 2936, Milwaukee, WI 53201.
/(2)/ Full shares of the Fund owned beneficially as of [August 10, 2001].

   The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by persons who are known by the Fund to beneficially own more than 5% of the Fund's outstanding shares.

Name and Address of Owner   Number of Shares (1)           Percentage
            -                         -                              -
--------
/ (1)/ Full shares of the Fund owned beneficially as of [August 10, 2001].

                    FUTURE MEETINGS; SHAREHOLDER PROPOSALS

   The Fund is generally not required to hold annual meetings of shareholders and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.

   A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

                            By Order of the Board of Directors,

                            Elizabeth N. Cohernour
                            Vice President and Secretary

Menomonee Falls, Wisconsin
[August 23, 2001]

                                    ANNEX A

                      FORM OF PROPOSED ADVISORY AGREEMENT

   THIS AGREEMENT is made and entered into on May 14, 2001, and as amended and restated on this 19th day of October, 2001, between STRONG EQUITY FUNDS II, INC., a Wisconsin corporation (the "Corporation"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Adviser");

                              W I T N E S S E T H

   WHEREAS, the Corporation is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

   WHEREAS, the Corporation is authorized to create separate series, each with its own separate investment portfolio; and

   WHEREAS, the Corporation desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for each series of the Corporation listed in Schedule A attached hereto, and to manage each of their assets;

   NOW, THEREFORE, the Corporation and the Adviser do mutually agree and promise as follows:

      1. Employment. The Corporation hereby appoints Adviser as investment adviser for each series of the Corporation listed on Schedule A attached hereto (a "Portfolio" or collectively, the "Portfolios"), and Adviser accepts such appointment. Subject to the supervision of the Board of Directors of the Corporation and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of any Portfolio. The Adviser is hereby authorized to delegate some or all of its services subject to necessary approval, which includes without limitation, the delegation of its investment adviser duties hereunder to a subadvisor pursuant to a written agreement (a "Subadvisory Agreement") under which the subadvisor shall furnish the services specified therein to the Adviser. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to a Subadvisory Agreement. The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Corporation and in compliance with such policies as the Board of Directors may from time to time establish, and in compliance with the objectives, policies, and limitations for each Portfolio set forth in such Portfolio's prospectus(es) and statement of additional information, as amended from time to time, and applicable laws and regulations. The Adviser shall (i) provide for use by the Corporation, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio,
   (ii) pay the salaries and fees of all officers and directors of the Corporation who are "interested persons" of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

      2. Allocation of Portfolio Brokerage. The Adviser is authorized, subject to the supervision of the Board of Directors of the Corporation, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Portfolios' statements of additional information. The Adviser may, on behalf of each Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to a Portfolio and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term.

      3. Expenses. Each Portfolio will pay all its expenses and the Portfolio's allocable share of the Corporation's expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by a Portfolio shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for directors who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1 above. Notwithstanding the foregoing, the Adviser will not bear expenses of the Corporation or any Portfolio which would result in the Corporation's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code.

      4. Authority of Adviser. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Corporation or any Portfolio, have authority to act for or represent the Corporation or any Portfolio in any way, form or manner. Any authority granted by the Corporation on behalf of itself or any Portfolio to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Directors of the Corporation.

      5. Compensation of Adviser. For the services to be furnished by the Adviser hereunder, each Portfolio listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee. The Advisory Fee shall be calculated by applying a daily rate, based on the annual percentage rates as set forth in Schedule B of the net asset value of the Portfolio determined and payable as of the close of business on each business day.

      6. Rights and Powers of Adviser. The Adviser's rights and powers with respect to acting for and on behalf of the Corporation or any Portfolio, including the rights and powers of the Adviser's officers and directors, shall be as follows:

          (a) Directors, officers, agents and shareholders of the Corporation are or may at any time or times be interested in the Adviser as officers, directors, agents, shareholders or otherwise. Correspondingly, directors, officers, agents and shareholders of the Adviser are or may at any time or times be interested in the Corporation as directors, officers, agents and as shareholders or otherwise, but nothing herein shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or any applicable statute or regulation. The Adviser shall, if it so elects, also have the right to be a shareholder in any Portfolio.

          (b) Except for initial investments in a Portfolio, not in excess of $100,000 in the aggregate for the Corporation, the Adviser shall not take any long or short positions in the shares of the Portfolios and that insofar as it can control the situation it shall prevent any and all of its officers, directors, agents or shareholders from taking any long or short position in the shares of the Portfolios. This prohibition shall not in any way be considered to prevent the Adviser or an officer, director, agent or shareholder of the Adviser from purchasing and owning shares of any of the Portfolios for investment purposes. The Adviser shall notify the Corporation of any sales of shares of any Portfolio made by the Adviser within two months after purchase by the Adviser of shares of any Portfolio.

          (c) The services of the Adviser to each Portfolio and the Corporation are not to be deemed exclusive and Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Corporation or to any of the Portfolios or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      7. Duration and Termination. The following shall apply with respect to the duration and termination of this Agreement:

          (a) This Agreement shall begin for each Portfolio as of the date this Agreement is first executed and shall continue in effect for two years. With respect to each Portfolio added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by
       (i) either the Board of Directors of the Corporation or a majority of a Portfolio's outstanding voting securities, and in either case (ii) a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Corporation), cast in person at a meeting called for that purpose; and
       (b) Adviser shall not have notified a Portfolio in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Portfolio. Prior to voting on the renewal of this Agreement, the Board of Directors of the Corporation may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Corporation's Board of Directors to evaluate the terms of this Agreement.

          (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by affirmative vote of a majority of the Board of Directors of the Corporation, or by vote of a majority of the outstanding voting securities of that Portfolio, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its assignment.

      8. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the vote of a majority of the Board of Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Directors of the Corporation) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, on behalf of a Portfolio by a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of such Portfolio. If such amendment is proposed in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory bodies or other governmental authority, or to obtain any advantage under state or federal laws, the Corporation shall notify the Adviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Adviser declines to assent to such amendment, the Corporation may terminate this Agreement forthwith.

      9. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

      10. Assignment. This Agreement shall neither be assignable nor subject to pledge or hypothecation and in the event of assignment, pledge or hypothecation shall automatically terminate. For purposes of determining whether an "assignment" has occurred, the definition of "assignment" in
   Section 2(a)(4) of the 1940 Act, or any rules or regulations promulgated thereunder, shall control.

      11. Reports. The Corporation and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

      12. Use of the Adviser's Name. The Corporation shall not use the name of the Adviser in any prospectus, sales literature or other material relating to the Portfolios in a manner not approved by the Adviser prior thereto; provided, however, that the approval of the Adviser shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment hereunder or which is required by the SEC or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

      13. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation on request.

      14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

Attest:
                               Strong Capital Management, Inc.

---------------------------
                                                     ---------------------------

Attest:
                               Strong Equity Funds II, Inc.

                                                     ---------------------------
---------------------------

                                  SCHEDULE A

   The Portfolio(s) of the Corporation currently subject to this Agreement are as follows:

                 Date of Addition
Portfolio(s)     to this Agreement
------------     -----------------
Strong [  ] Fund

Attest:
                                Strong Capital Management, Inc.

---------------------------
                                                     ---------------------------

Attest:
                                Strong Equity Funds II, Inc.

                                                     ---------------------------
---------------------------

                                  SCHEDULE B

   Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

                          Portfolio(s)     Annual Fee
                          ------------     ----------
                          Strong [  ] Fund ________%

Attest:
                               Strong Capital Management, Inc.

---------------------------
                                                     ---------------------------

Attest:
                               Strong Equity Funds II, Inc.

---------------------------
                                                     ---------------------------

                                    ANNEX B

                    FORM OF PROPOSED INVESTOR CLASS SHARES

                           ADMINISTRATION AGREEMENT

   THIS AGREEMENT is made and entered into on May 14, 2001, and as amended and restated on this 19/th/ day of October, 2001 between Strong Equity Funds II, Inc., a Wisconsin corporation (the "Corporation"), and Strong Capital Management, Inc., a Wisconsin corporation ("SCM"), with respect to the shares of each of the Funds (as defined below). All capitalized terms not defined herein shall have the same meaning as in the Fund's current prospectus.

                              W I T N E S S E T H

   WHEREAS, the Corporation is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

   WHEREAS, the Corporation is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares (each series is hereinafter individually referred to as a "Fund" and collectively, the "Funds");

   WHEREAS, it is in the interest of the Corporation to make administrative services available to shareholders of the Funds;

   WHEREAS, SCM wishes to act as the administrator for the Funds to perform certain administrative functions in connection with purchases and redemptions of shares of the Funds ("Shares") and to provide related services to shareholders in connection with their investments in the Funds; and

   NOW, THEREFORE, the Corporation and SCM do mutually agree and promise as follows:

   1. Appointment. SCM hereby agrees to perform certain administrative services for the Corporation with respect to the Funds listed on Schedule A hereto, as such Schedule A may be amended from time to time, as hereinafter set forth. SCM shall, for all purposes herein, be deemed to be an independent contractor and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Corporation in any way and shall not be deemed an agent of the Corporation.

   2. Services to be Performed.

      2.1 Shareholder Services. SCM shall be responsible for performing or designating to a third party administrative and servicing functions, which shall include without limitation:

          (i) authorizing expenditures and approving bills for payment on behalf of the Funds; (ii) supervising preparation of the periodic updating of the Funds' registration statements, including prospectuses and statements of additional information, for the purpose of filings with the Securities and Exchange Commission ("SEC") and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Funds' shareholders, and attending to routine correspondence and other communications with individual shareholders;
       (iv) supervising the daily pricing of the Funds' investment portfolios and the publication of the respective net asset values of the shares of each Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Funds, including the Custodian, DST and printers; (vi) supervising compliance by the Funds with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Funds (other than those maintained by the Custodian and the Funds' transfer agent) and preparing and filing of tax reports other than the Funds' income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the shares may be effected, and certain other matters pertaining to the Funds; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Funds' transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for shares; and (xiv) providing such other related services as the Funds or a shareholder may reasonably request, to the extent permitted by applicable law. SCM shall provide all personnel and facilities necessary in order for it to perform the functions contemplated by this paragraph with respect to shareholders.

      2.2 Standard of Services. All services to be rendered by SCM hereunder shall be performed in a professional, competent and timely manner subject to the supervision of the Board of Directors of the Corporation on behalf of the Funds. The details of the operating standards and procedures to be followed by SCM in the performance of the services described above shall be determined from time to time by agreement between SCM and the Corporation.

   3. Fees. As full compensation for the services described in Section 2 hereof and expenses incurred by SCM, the Funds shall pay SCM a fee at an annual rate, as specified in Schedule A, of each Fund's daily net asset value. This fee will be computed daily and will be payable daily, or as otherwise agreed by the Corporation and SCM. All rights of compensation for services performed up to the termination of this Agreement in accordance with Section 13 hereof, shall survive the termination of this Agreement.

   4. Information Pertaining to the Shares. SCM and its officers, employees and agents are not authorized to make any representations concerning the Funds or the Shares except to communicate accurately to shareholders factual information contained in the Funds' Prospectus and Statement of Additional Information and objective historical performance information. SCM shall act as agent for shareholders only in furnishing information regarding the Funds and shall have no other authority to act as agent for the Funds.

   During the term of this Agreement, the Funds agree to furnish SCM all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, or other material the Funds will distribute to shareholders of the Funds or the public, which refer in any way to SCM as the administrator of the Funds, and SCM agrees to furnish the Funds all material prepared for shareholders, in each case prior to use thereof. The Funds shall furnish or otherwise make available to SCM such other information relating to the business affairs of the Funds as SCM may, from time to time, reasonably request in order to discharge its obligations hereunder.

   Nothing in this Section 4 shall be construed to make the Funds liable for the use of any information about the Funds which is disseminated by SCM.

   5. Use of SCM's Name. The Funds shall not use the name of SCM in any prospectus, sales literature or other material relating to the Funds in a manner not approved by SCM prior thereto; provided, however, that the approval of SCM shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment hereunder or which is required by the SEC or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

   6. Use of the Funds' Name. SCM shall not use the name of the Funds on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Funds prior thereto; provided, however, that the approval of the Funds shall not be required for the use of the Funds' names in connection with communications permitted by Sections 2 and 4 hereof or for any use of the Funds' names which merely refer in accurate and factual terms to SCM's role hereunder or which is required by the SEC or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

   7. Security. SCM represents and warrants that the various procedures and systems which it has implemented with regard to safeguarding from loss or damage attributable to fire, theft or any other cause any Fund's records and other data and SCM's records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and that it will make such changes therein from time to time as in its judgment are required for the secure performance of its obligations hereunder. The parties shall review such systems and procedures on a periodic basis, and the Funds shall from time to time specify the types of records and other data of the Funds to be safeguarded in accordance with this Section 7.

   8. Compliance with Laws. SCM assumes no responsibilities under this Agreement other than to render the services called for hereunder, on the terms and conditions provided herein. SCM shall comply with all applicable federal and state laws and regulations. SCM represents and warrants to the Funds that the performance of all its obligations hereunder will comply with all applicable laws and regulations, the provisions of its articles of incorporation and by-laws and all material contractual obligations binding upon SCM. SCM furthermore undertakes that it will promptly inform the Funds of any change in applicable laws or regulations (or interpretations thereof) which would prevent or impair full performance of any of its obligations hereunder.

   9. Force Majeure. SCM shall not be liable or responsible for delays or errors by reason of circumstances beyond its control, including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots or failure of communication or power supply.

   10. Indemnification.

      10.1 Indemnification of SCM. SCM, its directors, officers, employees and agents shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of such obligations or duties or by reason of the reckless disregard thereof by SCM, its directors, officers, employees and agents. The Funds will indemnify and hold SCM, its directors, officers, employees and agents harmless, from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) from any losses, liabilities, damages, or expenses (collectively, "Losses") resulting from any and all claims, demands, actions or suits (collectively, "Claims") arising out of or in connection with actions or omissions in the Funds including, but not limited to, any misstatements or omissions in a prospectus, actions or inactions by the Funds or any of its agents or contractors or the performance of SCM's obligations hereunder or otherwise not resulting from the willful misfeasance, bad faith, or gross negligence of SCM, its directors, officers, employees or agents, in the performance of SCM's duties or from reckless disregard by SCM, its directors, officers, employees or agents of SCM's obligations and duties under this Agreement.

      Notwithstanding anything herein to the contrary, the Funds will indemnify and hold SCM harmless from any and all Losses (including reasonable counsel fees and expenses) resulting from any Claims as a result of SCM's acting in accordance with any received instructions from the Funds.

      10.2 Indemnification of the Funds. Without limiting the rights of the Funds under applicable law, SCM will indemnify and hold the Funds harmless from any and all Losses (including reasonable fees and disbursements of counsel) from any Claims resulting from the willful misfeasance, bad faith, or gross negligence of SCM, its directors, officers, employees or agents, in the performance of SCM's duties or from reckless disregard by SCM, its directors, officers, employees or agents of SCM's obligations and duties under this Agreement.

      10.3 Survival of Indemnities. The indemnities granted by the parties in this Section 10 shall survive the termination of this Agreement.

   11. Insurance. SCM shall maintain such reasonable insurance coverage as is appropriate against any and all liabilities which may arise in connection with the performance of its duties hereunder.

   12. Further Assurances. Each party agrees to perform such further acts and execute further documents as are necessary to effectuate the purposes hereof.

   13. Termination. This Agreement shall continue in force and effect until terminated or amended to such an extent that a new Agreement is deemed advisable by either party. Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by either party upon ninety (90) days written notice to the other party.

   14. Non-Exclusivity. Nothing in this Agreement shall limit or restrict the right of SCM to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

   15. Amendments. This Agreement may be amended only by mutual written consent of both parties.

   16. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed post paid to the other party at the principal place of business of such party.

   17. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the

1940 Act which are prepared or maintained by SCM on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation on request.

   18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

Attest: Strong Capital Management, Inc.
   ------- ----------------------------

Attest: Strong Equity Funds II, Inc.
   ------- ----------------------------

                                  SCHEDULE A

   The Funds of the Corporation currently subject to this Agreement are as follows:

                         Date of Addition
Portfolio(s) Annual Rate to this Agreement
------------ ----------- -----------------

                    Attest: Strong Capital Management, Inc.
                       ------- ----------------------------

                    Attest: Strong Equity Funds II, Inc.
                       ------- ----------------------------

                                    ANNEX C

                 PROPOSED FUNDAMENTAL INVESTMENT POLICIES AND
                    NEW NON-FUNDAMENTAL INVESTMENT POLICIES

   As mentioned in the Proxy Statement, a shareholder vote is not required to approve the new non-fundamental investment policies. The Board of Directors approved these policies on July 27, 2001. The new non-fundamental investment policies will be effective October 25, 2001.

Fundamental Investment Limitations

   Unless indicated otherwise below, the Fund:

      1. May not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      2. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

      3. May not issue senior securities, except as permitted under the 1940
   Act.

      4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

      5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

      6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

      7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

      8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

Non-Fundamental Operating Policies

   Unless indicated otherwise below, the Fund may not:

      1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

      4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

      5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

      6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
   Act), do not exceed 5% of the Fund's net assets.

      7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

      8. Make any loans other than loans of portfolio securities, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

   Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                                    ANNEX D

                    CURRENT FUNDAMENTAL AND NON-FUNDAMENTAL
                              INVESTMENT POLICIES

Fundamental Investment Limitations

   Unless indicated otherwise below, the Fund may not:

      1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

      2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

      3. Make investments for the purposes of exercising control or management of any company.

      4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

      5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

      6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

Non-Fundamental Operating Policies

   Unless indicated otherwise below, the Fund may not:

      1. Invest in the securities of a foreign issuer or depository receipts for such securities, if at the time of acquisition more than 20% of the value of the

   Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 20% of its assets in securities of foreign issuers or depository receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars.)

      2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

      3. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

      4. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.

      5. Transactions in options shall not be deemed to constitute purchasing securities on margin or selling securities short for purposes of the Fund's fundamental investment restrictions.

   Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

VOTE BY TOUCH-TONE PHONE OR THROUGH THE INTERNET
CALL TOLL-FREE: 1-888-221-0697 OR VISIT WWW.PROXY.STRONG.COM

                           STRONG MULTI CAP VALUE FUND

                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies and constitutes and appoints Elizabeth N. Cohernour, Susan A. Hollister, and Gilbert L. Southwell as proxies, each with power to act without the other, and with power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Strong Multi Cap Value Fund ("Fund"), a series of Strong Equity Funds II, Inc. (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Special Meeting") to be held at [100 Heritage Reserve, Menomonee Falls, WI 53051] on [October 18, 2001], at [8:00 a.m.], Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting of Shareholders and Proxy Statement dated [August 23, 2001], receipt of which is hereby acknowledged.

DATE:                               , 2001
     -------------------------------

NOTE: Please sign exactly as your name appears on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

------------------------------------------
Signature(s)     (Title(s), if applicable)

--------------------------------------------------------------------------------

                   WE NEED YOUR VOTE BEFORE [OCTOBER 18, 2001]

--------------------------------------------------------------------------------

PLEASE, your vote is important and, as a shareholder, you are asked to be at the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, signing, dating, and promptly returning this Proxy Card using the enclosed prepaid postage envelope, (2) calling our toll-free telephone number at 1-888-221-0697, or (3) voting on the Strong web site at www. proxy.strong.com. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from personally voting your shares at the Special Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or through the web site), or by telephone at 1-888-221-0697, of such revocation at any time before the Meeting.

--------------------------------------------------------------------------------

                             THANK YOU FOR YOUR TIME

                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------
This proxy will be voted as specified. If no specification is made, this Proxy Card will be voted FOR the Proposals and in the discretion of the proxies as to any other matters that may properly come before the Special Meeting.

1. To approve the revised advisory agreement FOR [ ] AGAINST [ ] ABSTAIN [ ] between Strong Capital Management, Inc.
    and the Corporation on behalf of the Fund.

2.  To approve the revised administration      FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    agreement between Strong Capital
    Management, Inc. and the Corporation on
    behalf of the Fund.

3.  To approve the adoption of new
    standardized fundamental investment
    policies for the Fund.

3A. To revise fundamental policies concerning: FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    (a) the purchase of securities on margin;
    (b) participating in a joint-trading
    account; (c) short sales; (d) acting as an underwriter or distributor of securities;
    (e) lending money; and (f) the purchase or sale of commodities, futures, or real estate.

3B. To revise the fundamental policy           FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    concerning diversification.

3C. To revise the fundamental policy           FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    concerning borrowing and the issuance of senior securities and to eliminate the fundamental policy concerning the pledging, mortgaging or hypothecating of assets.

3D. To revise the fundamental policy           FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    concerning concentration.

3E. To eliminate the fundamental policy        FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    concerning investing for control.

3F. To adopt a fundamental policy concerning   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    investment in other investment companies.

3G. To eliminate a fundamental policy          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    concerning repurchase agreements and
    illiquid securities.

4. To vote upon any other matters which may properly come before the meeting.

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               TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD